SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) May 25, 2004


                     FORD CREDIT AUTO OWNER TRUST 2004-A
              (Ford Credit Auto Receivables Two LLC - Originator)
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                333-89048-03           30-6018010
-----------------------     -----------------------  -------------------
(State or other juris-      (Commission File Number   (IRS Employer
 diction of incorporation          Number)           Identification No.)

One American Road, Dearborn, Michigan                        48126
----------------------------------------                   ----------
(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code 313-322-3000

ITEM 5. Other Events.

       In connection with the issuance by Ford Credit Auto Owner Trust 2004-A (the "Trust") of Asset Backed Securities pursuant to the Prospectus and the Prospectus Supplement dated May 18, 2004, filed with the Securities and Exchange Commission pursuant to its Rule 424(b)(2), Ford Credit Auto Receivables Two LLC ("FCARTLLC") is filing the exhibits listed below to this Current Report on Form 8-K which are incorporated by reference herein.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                           EXHIBITS


DESIGNATION              DESCRIPTION                  METHOD OF FILING
-----------              -----------                  ----------------
Exhibit 4.1       Conformed copy of the Indenture     Filed with this Report.
                  dated as of May 1, 2004
                  between the Trust and The Bank of
                  New York (the "Indenture Trustee").

Exhibit 4.2       Conformed copy of the Amended and   Filed with this Report.
                  Restated Trust Agreement dated as
                  of May 1, 2004 between FCARTLLC
                  and Wachovia Bank of Delaware,
                  National Association as Owner
                  Trustee.

Exhibit 99.1      Conformed copy of the Sale and      Filed with this Report.
                  Servicing Agreement dated as of
                  May 1, 2004 among FCARTLLC,
                  Ford Credit and the Trust.

Exhibit 99.2      Conformed copy of the               Filed with this Report.
                  Administration Agreement dated
                  as of May 1, 2004 among Ford
                  Credit, the Indenture Trustee
                  and the Trust.

Exhibit 99.3      Conformed copy of the Purchase      Filed with this Report.
                  Agreement dated as of May 1,
                  2004 between Ford Credit and
                  FCARTLLC.

Exhibit 99.4      Appendix A - Defined Terms          Filed with this Report.



                              SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.


                                        Ford Credit Auto Receivables Two LLC
                                                     (Registrant)


Date:  June 9, 2004                      By:/s/ S. W. Murphy
                                                -----------------------
                                                Assistant Secretary
                                                Ford Motor Credit Company,
                                                 as Servicer

                          EXHIBIT INDEX


DESIGNATION              DESCRIPTION
-----------              -----------
Exhibit 4.1       Conformed copy of the Indenture
                  dated as of May 1, 2004
                  between the Trust and The Bank of
                  New York (the "Indenture Trustee").

Exhibit 4.2       Conformed copy of the Amended and
                  Restated Trust Agreement dated as
                  of May 1, 2004 between FCARTLLC
                  and Wachovia Bank of Delaware,
                  National Association as Owner
                  Trustee.

Exhibit 99.1      Conformed copy of the Sale and
                  Servicing Agreement dated as of
                  May 1, 2004 among FCARTLLC,
                  Ford Credit and the Trust.

Exhibit 99.2      Conformed copy of the
                  Administration Agreement dated
                  as of May 1, 2004 among Ford
                  Credit, the Indenture Trustee
                  and the Trust.

Exhibit 99.3      Conformed copy of the Purchase
                  Agreement dated as of May 1,
                  2004 between Ford Credit and
                  FCARTLLC.

Exhibit 99.4      Appendix A - Defined Terms